EXHIBIT 4.9

                               BANK UNITED CORP.

                        (formerly USAT Holdings, Inc.)

                                      to

                             THE BANK OF NEW YORK
                                    Trustee

                             --------------------

                         Third Supplemental Indenture
                          Dated as of March 27, 1997


                       Amending and Restating Indenture
                           Dated as of May 15, 1993,
                          as Amended and Supplemented

                              -------------------

                                 $115,000,000

                      8.05% Senior Notes due May 15, 1998

                               BANK UNITED CORP.
                        (formerly USAT Holdings, Inc.)

             Reconciliation and tie between Trust Indenture Act of 1939 and Amended and Restated Indenture, dated as of March 27, 1997

TRUST INDENTURE                                                      INDENTURE
    ACT SECTION                                                       SECTION
----------------                                                     ---------
ss.310(a)(1).................................................................609
      (a)....................................................................609
      (a)(3)......................................................Not Applicable
      (a)(4)......................................................Not Applicable
      (b)....................................................................608
                                                                             610
ss.3.11(a)................................................................613(a)
      (b).................................................................613(b)
      (b)(2)...........................................................703(a)(2)
                                                                          703(b)
ss. 312 (a)..................................................................701
                                                                          702(a)
      (b).................................................................702(b)
      (c).................................................................702(c)
ss. 313(a)................................................................703(a)
      (b).................................................................703(b)
      (c).................................................................703(a)
                                                                          703(b)
      (d).................................................................703(c)
ss. 314(a) ..................................................................704
      (b) ........................................................Not Applicable
      (c)(1) ................................................................102
      (c)(2) ................................................................102
      (c)(3) .....................................................Not Applicable
      (d) ........................................................Not Applicable
      (e) ...................................................................102
ss. 315(a) ...............................................................601(a)
      (b) ...................................................................602
                                                                      703 (a)(6)
      (c) ................................................................601(b)
      (d) ................................................................601(c)
      (d)(1) ..........................................................601(a)(1)
      (d)(2) ..........................................................601(c)(2)
      (d)(3) ..........................................................601(c)(3)

      (e) ...................................................................514

ss. 316(a) ..................................................................101
      (a)(1)(A) .............................................................502
                                                                             512
      (a)(1)(B) .............................................................513
      (a)(2) .....................................................Not Applicable
      (b) ...................................................................508
ss. 317(a)(1) ...............................................................503
      (a)(2) ................................................................504
      (b) ................................................................. 1003
ss. 318(a) ..................................................................107
-------------------
Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                               TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
Parties......................................................................1
Recitals of the Company......................................................1

                                  ARTICLE ONE

                       Definitions and Other Provisions
                            of General Application

SECTION 101.  Definitions....................................................2
            Act   ...........................................................3
            Additional Interest..............................................3
            Affiliate........................................................3
            BNKU Holdings....................................................3
            Board of Directors...............................................3
            Board Resolution.................................................3
            Business Day.....................................................3
            Capital Stock....................................................3
            Commission.......................................................3
            Company..........................................................3
            Company Request" or "Company Order...............................4
            Consent Solicitation Statement...................................4
            Corporate Trust Office...........................................4
            corporation......................................................4
            Debt  ...........................................................4
            Depositary.......................................................4
            Event of Default.................................................4
            Exchange Act.....................................................4
            Exchange and Registration Rights.................................5
            Exchange Offer...................................................5
            Exchange Security................................................5
            Global Security..................................................5
            Guarantee........................................................5
            Holder...........................................................5
            Incur ...........................................................5
            Indenture........................................................5
            Interest Payment Date............................................6
            Maturity.........................................................6
            Offer ...........................................................6
            Officers' Certificate............................................6

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            Opinion of Counsel...............................................6
            Outstanding......................................................6
            Paying Agent.....................................................7
            Person...........................................................7
            Predecessor Security.............................................7
            Proposed Amendments..............................................7
            Redeemable Stock.................................................7
            Regular Record Date..............................................7
            Responsible Officer..............................................7
            Rule 144A Securities.............................................8
            Second Step-Up...................................................8
            Second Supplemental Indenture....................................8
            Securities.......................................................8
            Securities Act...................................................8
            Security Register" and "Security Registrar.......................8
            Special Record Date..............................................8
            Stated Maturity..................................................8
            Step-Down Date...................................................8
            Step-Up..........................................................8
            Subsidiary.......................................................8
            Trustee..........................................................8
            Trust Indenture Act..............................................9
            U.S. Government Obligations......................................9
            Vice President...................................................9
            Voting Stock.....................................................9

SECTION 102.  Compliance Certificates and Opinions...........................9

SECTION 103.  Form of Documents Delivered to Trustee........................10

SECTION 104.  Acts of Holders: Record Date..................................10

SECTION 105.  Notices. Etc., to Trustee and Company.........................11

SECTION 106.  Notice to Holders: Waiver.....................................12

SECTION 107.  Application of Trust Indenture Act............................12

SECTION 108.  Effect of Headings and Table of Contents......................12

SECTION 109.  Successors and Assigns........................................13

SECTION 110.  Separability Clause...........................................13

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SECTION 111.  Benefits of Indenture.........................................13

SECTION 112.  Governing Law.................................................13

SECTION 113.  Legal Holidays................................................13

SECTION 114.  No Recourse Against Others....................................13

                                  ARTICLE TWO

                                Security Forms

SECTION 201.  Forms Generally...............................................14

SECTION 202.  Form of Face of Security......................................14

SECTION 203.  Form of Reverse of Security...................................17

SECTION 204.  Form of Trustee's Certificate of Authentication...............19

                                 ARTICLE THREE

                                The Securities

SECTION 301.  Title and Terms...............................................20

SECTION 302.  Denominations.................................................21

SECTION 303.  Execution, Authentication, Delivery and Dating................21

SECTION 304.  Temporary Securities..........................................22

SECTION 305.  Registration, Registration of Transfer and Exchange...........23

SECTION 306.  Mutilated, Destroyed, Lost and Stolen Securities..............26

SECTION 307.  Payment of Interest; Interest Rights Preserved................26

SECTION 308.  Persons Deemed Owners.........................................28

SECTION 309.  Cancellation..................................................28

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SECTION 310.  Computation of Interest.......................................28

SECTION 311.  CUSIP Numbers.................................................28

                                 ARTICLE FOUR

                          Satisfaction and Discharge

SECTION 401.  Satisfaction and Discharge of Indenture.......................29

SECTION 402.  Application of Trust Money....................................30

                                 ARTICLE FIVE

                                   Remedies

SECTION 501.  Events of Default.............................................30

SECTION 502.  Acceleration of Maturity: Rescission and Annulment............32

SECTION 503.  Collection of Indebtedness and Suits for Enforcement by Trustee33

SECTION 504.  Trustee May File Proofs of Claim..............................33

SECTION 505.  Trustee May Enforce Claims Without Possession of Securities...34

SECTION 506.  Application of Money Collected................................34

SECTION 507.  Limitation on Suits...........................................35

SECTION 508.  Unconditional Right of Holders to Receive Principal,
              Premium and Interest..........................................35

SECTION 509.  Restoration of Rights and Remedies............................35

SECTION 510.  Rights and Remedies Cumulative................................36

SECTION 511.  Delay or Omission Not Waiver..................................36

SECTION 512.  Control by Holders............................................36

SECTION 513.  Waiver of Past Defaults.......................................36

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SECTION 514.  Undertaking for Costs.........................................37

SECTION 515.  Waiver of Stay or Extension Laws..............................37

                                  ARTICLE SIX

                                  The Trustee

SECTION 601.  Certain Duties and Responsibilities...........................37

SECTION 602.  Notice of Defaults............................................38

SECTION 603.  Certain Rights of Trustee.....................................39

SECTION 604.  Not Responsible for Recitals or Issuance of Securities........40

SECTION 605.  May Hold Securities...........................................40

SECTION 606.  Money Held in Trust...........................................40

SECTION 607.  Compensation and Reimbursement................................40

SECTION 608.  Disqualification; Conflicting Interests.......................41

SECTION 609.  Corporate Trustee Required: Eligibility.......................41

SECTION 610.  Resignation and Removal:  Appointment of Successor............41

SECTION 611.  Acceptance of Appointment by Successor........................43

SECTION 612.  Merger, Conversion, Consolidation or Succession to Business...43

SECTION 613.  Preferential Collection of Claims Against Company.............43

                                 ARTICLE SEVEN

               Holders' Lists and Reports by Trustee and Company

SECTION 701.  Company to Furnish Trustee Names and Addresses of Holders.....44

SECTION 702.  Preservation of Information; Communications to Holders........44

SECTION 703.  Reports by Trustee............................................44

SECTION 704.  Reports by Company............................................45

SECTION 705.  Officers' Certificate with Respect to Change in
                Interest Rates .............................................45

                                 ARTICLE EIGHT

             Consolidation, Merger, Conveyance, Transfer or Lease

SECTION 801.  Company May Consolidate, Etc. Only on Certain Terms...........45

SECTION 802.  Successor Substituted.........................................46

                                 ARTICLE NINE

                            Supplemental Indentures

SECTION 901.  Supplemental Indentures Without Consent of Holders............47

SECTION 902.  Supplemental Indentures with Consent of Holders...............47

SECTION 903.  Execution of Supplemental Indentures..........................48

SECTION 904.  Effect of Supplemental Indentures.............................48

SECTION 905.  Conformity with Trust Indenture Act...........................48

SECTION 906.  Reference in Securities to Supplemental Indentures............49

                                  ARTICLE TEN

                                   Covenants

SECTION 1001.  Payment of Principal, Premium and Interest...................49

SECTION 1002.  Maintenance of Office or Agency..............................49

SECTION 1003.  Money for Security Payments to be Held in Trust..............50

SECTION 1004.  Existence....................................................51

SECTION 1005.  Maintenance of Properties....................................51

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SECTION 1006.  Payment of Taxes and Other Claims............................51

SECTION 1007.  Maintenance of Insurance.....................................52

SECTIONS 1008 THROUGH 1016. [Reserved]......................................52

SECTION 1017.  Provision of Financial Information...........................52

SECTION 1018.  Statement by Officers as to Default: Compliance Certificates.52

SECTION 1019.  Waiver of Certain Covenants..................................53

SECTION 1020.  Exchange and Registration Rights.............................53

                                ARTICLE ELEVEN

                      Defeasance and Covenant Defeasance

SECTION 1101.  Company's Option To Effect Defeasance or Covenant Defeasance.53

SECTION 1102.  Defeasance and Discharge.....................................54

SECTION 1103.  Covenant Defeasance..........................................54

SECTION 1104.  Conditions to Defeasance or Covenant Defeasance..............55

SECTION 1105.  Deposited Money and U.S. Government Obligations to be Held
                in Trust; Other Miscellaneous Provisions.......57

SECTION 1106.  Reinstatement................................................57

                                ARTICLE TWELVE

                 Substitution and Assumption of Obligations by
                                 BNKU Holdings..............................58

                               ARTICLE THIRTEEN

                 Effectiveness of Third Supplemental Indenture..............58

TESTIMONIUM.................................................................59

SIGNATURES AND SEALS........................................................59

ACKNOWLEDGMENTS.............................................................60

      THIRD SUPPLEMENTAL INDENTURE, dated as of March 27, 1997, between Bank United Corp., formerly named USAT Holdings Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 3200 Southwest Freeway, Suite 1600, Houston, Texas 77027, and The Bank of New York, a banking corporation duly organized and existing under the laws of the State of New York, as Trustee (herein called the "Trustee").

                            RECITALS OF THE COMPANY

      WHEREAS, the Company, BNKU Holdings, Inc., a Delaware corporation (herein called "BNKU Holdings"), and the Trustee are parties to an Indenture, dated as of May 15, 1993, as supplemented by a First Supplemental Indenture dated as of January 23, 1995 and a Second Supplemental Indenture (the "Second Supplemental Indenture") dated as of December 3, 1996 (collectively, the "Indenture"); and

            WHEREAS, the Company has duly authorized the creation of an issue of $115,000,000 aggregate principal amount of its 8.05% Senior Notes due May 15, 1998 (the "Securities") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly executed and delivered the Indenture; and

      WHEREAS, the Securities may consist of either or both Rule 144A Securities or Exchange Securities, each as defined herein; and

      WHEREAS, Section 902 of the Indenture permits the Company (when authorized by a Board Resolution) and the Trustee, with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, to enter into supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or modifying in any manner the rights of the Holders under the Indenture; and

      WHEREAS, pursuant to the Offer to Purchase and Consent Solicitation Statement of the Company dated March 12, 1997 (including any amendments thereto) (the "Consent Solicitation Statement") and the related Letter of Transmittal and Consent (including any amendments thereto and, together with the Consent Solicitation Statement, the "Offer") the Company has (a) offered to purchase for cash all of the Outstanding Securities and, in connection therewith (b) solicited the consent of the Holders to certain amendments to the Indenture described in the Consent Solicitation Statement and which have been reflected herein (the "Proposed Amendments"); and

      WHEREAS, the Offer provides that the Proposed Amendments will take the form of an Amended and Restated Indenture; and

      WHEREAS, the Company has received and delivered to the Trustee, in the manner contemplated by the Indenture, the Act of the Holders of not less than a majority of the Outstanding Securities, consenting to the Proposed Amendments to be effected in the form of this Third Supplemental Indenture; and

      WHEREAS, this Third Supplemental Indenture, when it becomes effective as provided in Article Thirteen hereof, will amend and restate the Indenture in its entirety;

      NOW, THEREFORE, THIS THIRD SUPPLEMENTAL INDENTURE WITNESSETH:

      For and in consideration of the premises and the payments by the Company to the Holders pursuant to the Offer, the Company, BNKU Holdings and the Trustee mutually covenant and agree, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                  ARTICLE ONE

                       Definitions and Other Provisions
                            of General Application

SECTION 101.  DEFINITIONS.

      For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

      (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

      (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

      (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles (whether or not such is indicated herein), and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted as consistently applied by the Company at the date of such computation;

      (4) unless otherwise specifically set forth herein, all calculations or determinations of a Person shall be performed or made on a consolidated basis in accordance with generally accepted accounting principles; and

      (5) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

      Certain terms, used principally in Article Six, are defined in that Article.

            "Act", when used with respect to any Holder, has the meaning specified in Section 104.

            "Additional Interest" has the meaning set forth in the form of Security contained in Section 202. Unless the context otherwise requires, references herein to "interest" on the Securities shall include Additional Interest.

            "Affiliate" of any Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            "BNKU Holdings" has the meaning specified in the Recitals of the Company.

            "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

            "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

            "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the City of New York, New York are authorized or obligated by law or executive order to close.

            "Capital Stock" of any Person means any and all shares, interests, participations or other equivalents (however designated) of corporate stock of such Person.

            "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

            "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture and thereafter "Company" shall mean such successor Person.

            "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

            "Consent Solicitation Statement" has the meaning specified in the Recitals of the Company.

            "Corporate Trust Office" means the principal office of the Trustee in the City of New York, New York at which at any particular time its corporate trust business shall be administered.

            "corporation" means a corporation, association, company, joint-stock company, partnership or business trust.

            "Debt" means, with respect to any Person, whether recourse is to all or a portion of the assets of such Person and whether or not contingent, (i) every obligation of such Person for money borrowed, (ii) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, including obligations Incurred in connection with the acquisition of property, assets or businesses, (iii) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person, (iv) every obligation of such Person issued or assumed as the deferred purchase price of property or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business), (v) the maximum fixed redemption or repurchase price of Redeemable Stock of such Person at the time of determination, and (vi) every obligation of the type referred to in Clauses (i) through (v) of another Person and all dividends of another Person the payment of which, in either case, such Person has Guaranteed or is responsible or liable, directly or indirectly, as obligor, Guarantor or otherwise.

            "Depositary" means the Person designated to act as Depositary by the Company in Section 301 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter Depositary shall mean or include each Person who is then a Depositary hereunder.

            "Event of Default" has the meaning specified in Section 501.

            "Exchange Act" refers to the Securities Exchange Act of 1934, as it may be amended and any successor act thereto.

            "Exchange and Registration Rights" means the exchange and registration rights set forth in Annex II hereto.

            "Exchange Offer" has the meaning set forth in the form of the Security contained in Section 202.

            "Exchange Security" means any Security issued in exchange for a Rule 144A Security or Securities pursuant to an Exchange Offer or otherwise in a transaction registered under the Securities Act and any Security with respect to which the next preceding Predecessor Security of such Security was an Exchange Security.

            "Global Security" means a Security that evidences all or part of the Securities issued to the Depositary in accordance with Section 303 and bearing the legend prescribed in Section 303.

            "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person guaranteeing any Debt of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including, without limitation, any obligation of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Debt, (ii) to purchase property, securities or services for the purpose of assuring the holder of such Debt of the payment of such Debt, or (iii) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Debt (and "Guaranteed", "Guaranteeing" and "Guarantor" shall have meanings correlative to the foregoing); PROVIDED, HOWEVER, that the Guarantee by any Person shall not include endorsements by such Person for collection or deposit, in either case, in the ordinary course of business.

            "Holder" means a Person in whose name a Security is registered in the Security Register.

            "Incur" means, with respect to any Debt or other obligation of any Person, to create, issue, incur (by conversion, exchange or otherwise), assume, Guarantee or otherwise become liable in respect of such Debt or other obligation or the recording, as required pursuant to generally accepted accounting principles or otherwise, of any such Debt or other obligation on the balance sheet of such Person (and "Incurrence", "Incurred", "Incurrable" and "Incurring" shall have meanings correlative to the foregoing); PROVIDED, HOWEVER, that a change in generally accepted accounting principles that results in an obligation of such Person that exists at such time becoming Debt shall not be deemed an Incurrence of such Debt.

            "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental Indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental Indenture, respectively.

            "Interest Payment Date" means the Stated Maturity of an instalment of interest on the Securities.

            "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

            "Offer" has the meaning specified in the Recitals of the Company.

            "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee.

            "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be acceptable to the Trustee.

            "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, EXCEPT:

            (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

            (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; PROVIDED that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

            (iii) Securities which have been defeased pursuant to Section 1202 hereof; and

            (iv) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

PROVIDED, HOWEVER, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

            "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

            "Person" means any individual, corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

            "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

            "Proposed Amendments" has the meaning specified in the Recitals of the Company.

            "Redeemable Stock" of any Person means any equity security of such Person that by its terms or otherwise is required to be redeemed prior to the final Stated Maturity of the Securities or is redeemable at the option of the holder thereof at any time prior to the final Stated Maturity of the Securities.

            "Regular Record Date" for the interest payable on any Interest Payment Date means the May 1 or November 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

            "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

            "Rule 144A Securities" means Securities that are not Exchange Securities.

            "Second Step-Up" has the meaning set forth in the form of Security contained in Section 202.

            "Second Supplemental Indenture" has the meaning specified in the Recitals of the Company.

            "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Rule 144A Securities and any Exchange Securities authenticated and delivered under this Indenture.

            "Securities Act" refers to the Securities Act of 1933, as it may be amended and any successor act thereto.

            "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

            "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

            "Stated Maturity", when used with respect to any Security or any instalment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such instalment of interest is due and payable.

            "Step-Down Date" has the meaning set forth in the form of the Security contained in Section 202.

            "Step-Up" has the meaning set forth in the form of the Security contained in Section 202.

            "Subsidiary" of any Person means (i) a corporation more than 50% of the outstanding Voting Stock of which is owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person or by such Person and one or more Subsidiaries thereof or (ii) any other Person (other than a corporation) in which such Person, or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, has at least a majority ownership and power to direct the policies, management and affairs thereof.

            "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

            "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; PROVIDED, HOWEVER, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

            "U.S. Government Obligations" has the meaning specified in Section 1104.

            "Vice President," when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

            "Voting Stock" of any Person means Capital Stock of such Person which ordinarily has voting power for the election of directors (or persons performing similar functions) of such Person, whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency.

SECTION 102.  COMPLIANCE CERTIFICATES AND OPINIONS.

      Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirement set forth in this Indenture.

      Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

            (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

            (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or contained in such certificate or opinion are based;

            (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 103.  FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

      In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

      Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

      Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104.  ACTS OF HOLDERS: RECORD DATE.

            (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

            Without limiting the generality of the foregoing, a Holder, including the Depositary that is a Holder of a Global Security, may make, give or take, by a proxy, or proxies, duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted in this Indenture to be made, given or taken by Holders, and the Depositary that is a Holder of a Global Security may provide its proxy or proxies to the beneficial owners of interest in any such Global Security.

            (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

            (c) The Company may, in the circumstances permitted by the Trust Indenture Act, fix any future day as the record date for the purpose of determining the Holders entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders. If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 701) prior to such first solicitation or vote, as the case may be. With regard to any record date, only the Holders on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

            (d) The ownership of Securities shall be proved by the Security Register.

            (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

SECTION 105.  NOTICES. ETC., TO TRUSTEE AND COMPANY.

      Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

            (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Administration, or

            (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument, Attention: General Counsel, or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 106.  NOTICE TO HOLDERS: WAIVER.

      Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

      In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 107.  APPLICATION OF TRUST INDENTURE ACT.

      The Trust Indenture Act shall apply as a matter of contract to this Indenture for purposes of interpretation, construction and defining the rights and obligations hereunder. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

SECTION 108.  EFFECT OF HEADINGS AND TABLE OF CONTENTS.

      The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109.  SUCCESSORS AND ASSIGNS.

      All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 110.  SEPARABILITY CLAUSE.

      In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111.  BENEFITS OF INDENTURE.

      Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any Paying Agent, the Security Registrar and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112.  GOVERNING LAW.

      This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 113.  LEGAL HOLIDAYS.

      In any case where any Interest Payment Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or at the Stated Maturity, PROVIDED that no interest shall accrue for the period from and after such Interest Payment Date or Stated Maturity, as the case may be.

SECTION 114.  NO RECOURSE AGAINST OTHERS.

      This Indenture and the Securities are solely corporate obligations of the Company. No recourse shall be had against, and no personal liability shall attach to, any director, officer, employee, incorporator, stockholder or Affiliate, past, present or future, of the Company or any successor thereto, or any of them, because of the creation of the indebtedness hereby authorized, or under, upon or by reason of any obligation, covenant or agreement contained in this Indenture or in any of the Securities or implied therefrom or any claim based thereon or in respect thereof; it being expressly understood that all such recourse and personal liability are hereby expressly waived and released as a condition of, and as consideration for, the execution of this Indenture and the issuance of such Securities.

                                  ARTICLE TWO

                                Security Forms

SECTION 201.  FORMS GENERALLY.

      The Rule 144A Securities, the Exchange Securities and the Trustee's certificates of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

      The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

SECTION 202.  FORM OF FACE OF SECURITY.

      [If a Global Security to be held by The Depository Trust Company, then insert -- Unless this Certificate is presented by an authorized representative of the Depository Trust Company, a New York Corporation ("DTC"), to the issuer or its agent for registration or transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co. has an interest herein.

      [If a Global Security, then insert - THIS IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL SECURITIES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.]

      [If Rule 144A Securities, then insert-- THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND (EXCEPT IN THE EVENT OF REPURCHASE BY THE COMPANY) MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (2) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (4) TO AN ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO ABOVE.]

                               BANK UNITED CORP.

                      8.05% SENIOR NOTES DUE MAY 15, 1998
NO.____________                                                    $__________

      Bank United Corp., a corporation duly organized and existing under the laws of Delaware (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to , or registered assigns, the principal sum of Dollars on May 15, 1998, and to pay interest thereon from May 17, 1993 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on May 15 and November 15 in each year, commencing November 15, 1993, at the rate of 8.05% per annum, until the principal hereof is paid or made available for payment, and (to the extent that the payment of such interest shall be legally enforceable) at the rate of 9.05% per annum on any overdue principal and premium and on any overdue installment of interest until paid [If Rule 144A Securities, then insert - -- ; PROVIDED, HOWEVER, (A) if a registration statement under the Securities Act of 1933, as amended, with the Securities and Exchange Commission (the "Commission") registering a security substantially identical to this Security pursuant to an exchange offer (the "Exchange Offer") upon the terms and conditions set forth in the Exchange and Registration Rights (as defined in the Indenture) (or, in accordance with such terms and conditions, registering this Security for resale on a continuous basis, in lieu of registering such securities pursuant to an exchange offer (the "Resale Registration")) shall not have been filed with the Commission by June 16, 1993, or (B) if the Exchange Offer has not been commenced by September 14, 1993 or consummated by (or, in lieu thereof, such Resale Registration shall not have become effective by) October 14, 1993, then in the case of Clause (A) and Clause (B) the aforesaid rate of 8.05% per annum shall increase (the "Step-Up") in an amount equal to 50 basis points (1/2 of 1%) per annum so that interest on this Security shall accrue at the rate of 8.55% per annum and PROVIDED, FURTHER, if the Exchange Offer has not been consummated (or such Resale Registration has not become effective) by February 11, 1994, then the aforesaid rate of 8.55% per annum shall increase (the "Second Step-Up") by an additional amount equal to 50 basis points (1/2 of 1%) per annum so that interest on this Security shall accrue at the rate of 9.05% per annum. Interest accruing as a result of the Step-Up or the Second Step-Up is referred to herein as "Additional Interest." Additional Interest in respect of the Step-Up will accrue from and including June 16, 1993, in the case of Clause (A) above or September 14, 1993 (in the case of failure to commence the Exchange Offer) or October 14, 1993 (in the case of failure to consummate the Exchange Offer or be effective as to such Resale Registration), in the case of Clause (B) above, and Additional Interest in respect of the Second Step-Up will accrue from and including February 11, 1994, until in the case of Clause
(A) above, the date on which such registration statement is filed, or otherwise until the Exchange Offer is so consummated (or, in lieu thereof, the effectiveness of such Resale Registration) (any such date, the "Step-Down Date"). Additional Interest shall no longer accrue and interest shall accrue on this Security at the aforesaid rate of 8.05% per annum from and including the Step-Down Date. Accrued Additional Interest shall be paid semi-annually on the Interest Payment Dates; and the amount of accrued Additional Interest shall be determined on the basis of the number of days actually elapsed. Any accrued and unpaid interest (including Additional Interest) on this Security upon the issuance of an Exchange Security in exchange for this Security shall cease to be payable to the Holder hereof but such accrued and unpaid interest (including Additional Interest) shall be payable on the next Interest Payment Date for such Exchange Security to the Holder thereof on the related Regular Record Date.] The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 1 or November 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

      Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; PROVIDED, HOWEVER, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

      Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

      IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

                                          BANK UNITED CORP.
[Seal]
                                          By:
                                          Title:

Attest:

Title:

SECTION 203.  FORM OF REVERSE OF SECURITY.

      This Security is one of a duly authorized issue of Securities of the Company designated as its 8.05% Senior Notes due May 15, 1998 (the "Securities") issued under an Indenture, dated as of May 15, 1993, as supplemented by a First Supplemental Indenture dated as of January 23, 1995 and a Second Supplemental Indenture dated as of December 3, 1996, and as supplemented and amended and restated by a Third Supplemental Indenture dated as of March 27, 1997 (herein called the "Indenture"), between the Company, BNKU Holdings, Inc. and The Bank of New York, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture). The Securities are limited in aggregate principal amount to $115,000,000. Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

      The Securities are not redeemable prior to their Stated Maturity.

      The Securities do not have the benefit of any sinking fund obligations.

      The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of this Security or (ii) certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein.

      If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

      Unless the context otherwise requires, the Securities (including all Rule 144A Securities (as defined in the Indenture) and Exchange Securities (as defined in the Indenture)) shall constitute one series for all purposes under the Indenture, including without limitation, amendments and waivers.

      No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

      As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

      The Exchange Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof and the Rule 144A Securities are issuable only in registered form in denominations of $250,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

      No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

      The Indenture provides that no Holder of any Securities thereunder may enforce any remedy or institute any proceeding under the Indenture except to the extent and on the conditions specified therein.

      Interest on this Security shall be computed on the basis of a 360-day year of twelve 30-day months PROVIDED, that Additional Interest shall be computed on the basis of a 365-day year and the number of days actually elapsed.

      The due and punctual payment of the principal (and premium, if any) and interest on the Securities and the performance of every covenant of the Indenture on the part of the Company to be performed or observed have been assumed by BNKU Holdings, Inc., as provided in Article Twelve of the Indenture.

      All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

      The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 204.  FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

      This is one of the Securities referred to in the within-mentioned
Indenture.

Dated:
                                       The Bank of New York
                                       as Trustee

                                       By __________________________________
                                                Authorized Signatory

                                 ARTICLE THREE

                                The Securities

SECTION 301.  TITLE AND TERMS.

      The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $115,000,000, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 304, 305, 306, or 906. The Company may issue Exchange Securities from time to time pursuant to an Exchange Offer pursuant to a Board Resolution, subject to Section 303, included in an Officers' Certificate delivered to the Trustee, in authorized denominations in exchange for a like principal amount of Rule 144A Securities. Upon any such exchange the Rule 144A Securities shall be cancelled in accordance with Section 309 and shall no longer be deemed Outstanding for any purpose. In no event shall the aggregate principal amount of Rule 144A Securities and Exchange Securities Outstanding exceed $115,000,000.

      The Securities shall be known and designated as the "8.05% Senior Notes due May 15, 1998" of the Company. The Stated Maturity of the Securities shall be May 15, 1998. The Securities shall bear interest at the rate of 8.05% per annum (subject, in the case of the Rule 144A Securities, to increase by .50% or 1.00% per annum, as provided in such Security), from May 17, 1993 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable semi-annually on May 15 and November 15, commencing November 15, 1993, until the principal thereof is paid or made available for payment.

      The principal of (and premium, if any) and interest on the Securities shall be payable at the office or agency of the Company in the City of New York, New York maintained for such purpose and at any other office or agency maintained by the Company for such purpose; PROVIDED, HOWEVER, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

      The Depositary for the Rule 144A Securities to be authenticated and delivered in the form of a Global Security or Securities upon original issuance shall be The Depository Trust Company.

      The Securities shall be subject to defeasance at the option of the Company as provided in Article Eleven.

      Unless the context otherwise requires, the Rule 144A Securities and the Exchange Securities shall constitute one series for all purposes under the Indenture, including without limitation, amendments and waivers.

SECTION 302.  DENOMINATIONS.

      The Rule 144A Securities shall be issuable only in registered form without coupons and only in denominations of $250,000 and any integral multiple of $1,000 above that amount and the Exchange Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.

SECTION 303.  EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

      The Securities shall be executed on behalf of the Company by its Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

      Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

      At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities.

      At any time and from time to time after the execution and delivery of this Indenture and after the effectiveness of a Registration Statement under the Securities Act of 1933 with respect thereto, the Company may deliver Exchange Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Exchange Securities and a like principal amount of Rule 144A Securities for cancellation in accordance with Section 309 of this Indenture, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities.

      In authenticating Securities in accordance with any Company Order as provided in the preceding two paragraphs, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating,

            (a) that such Securities when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to the conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and

            (b) if applicable, that the issuance of the Exchange Securities in exchange for the Rule 144A Securities has been effected in compliance with the Securities Act of 1933, as amended.

      Each Security shall be dated the date of its authentication.

      No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

      The Company shall execute and the Trustee shall authenticate one or more Global Securities that (i) shall represent an aggregate amount equal to the aggregate principal amount of such of the Outstanding Securities as the Company shall have directed the Trustee to authenticate in the form of a Global Security or Global Securities, (ii) shall be registered in the name of the Depositary or the nominee of the Depositary, (iii) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction and (iv) shall bear a legend substantially to the following effect (or in the form required by the Depositary): "THIS IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL SECURITIES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY."

      The Depositary must, at all times while it serves as such Depositary, be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and any other applicable statute or regulation.

SECTION 304.  TEMPORARY SECURITIES.

      Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

      If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

SECTION 305.  REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

      The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided. Such Security Register shall distinguish between Rule 144A Securities and Exchange Securities.

      Upon surrender for registration of transfer of any Security at an office or agency of the Company designated pursuant to Section 1002 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate principal amount.

      At the option of the Holder, Securities may be exchanged for other Securities of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

      All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and (subject to the provisions in the Rule 144A Securities regarding the payment of Additional Interest) entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

      Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing. As a condition to the registration of transfer of any Rule 144A Securities, the Company or the Trustee may require evidence reasonably satisfactory to them as to the compliance with the restrictions set forth in the legend below.

      No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304 or 906 not involving any transfer.

      All Rule 144A Securities issued hereunder shall bear the following legend:

      THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND (EXCEPT IN THE EVENT OF REPURCHASE BY THE COMPANY) MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) (1) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (2) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (4) TO AN ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO ABOVE.

      All Rule 144A Securities issued upon transfer or exchange or replacement thereof shall bear such legend unless the Company shall have delivered to the Trustee (and the Securities Registrar, if other than the Trustee) a Company Order which states that the Security may be issued without such legend thereon.

      Notwithstanding any other provision of this Section, unless and until it is exchanged in whole or in part for the individual Securities represented thereby, a Global Security representing all or a portion of the Securities may not be transferred except as a whole by the Depositary to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

      If at any time the Depositary notifies the Company that it is unwilling or unable to continue as Depositary or if at any time the Depositary shall no longer be eligible under Section 303, the Company shall appoint a successor Depositary. If a successor Depositary is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Securities, will authenticate and deliver, individual

Securities in an aggregate principal amount equal to the principal amount of the Global Security or Global Securities representing Securities in exchange for such Global Security or Global Securities.

      The Company may at any time and in its sole discretion determine that individual Securities issued in the form of one or more Global Securities shall in whole or in part no longer be represented by such Global Security or Global Securities. In such event, or if an Event of Default has occurred and is continuing, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Securities, will authenticate and deliver, individual Securities in an aggregate principal amount equal to the principal amount of the Global Security or Global Securities to be exchanged therefor.

      The Depositary may surrender a Global Security in exchange in whole or in part for individual Securities on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company shall execute, and the Trustee shall authenticate and deliver, without service charge,

            (i) to each Person specified by such Depositary a new individual Security or Securities of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security; and

            (ii) to such Depositary a new Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of individual Securities delivered to Holders thereof.

      Upon the exchange of a Global Security for individual Securities, such Global Security shall be cancelled by the Trustee. Individual Securities issued in exchange for a Global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee and the Company shall not have any liability for the accuracy of the instructions received from the Depositary. The Trustee shall deliver such Securities to the Persons in whose names such Securities are so registered.

      Neither the Company nor the Trustee shall have any responsibility or obligation to any participant in the Depositary, any Person claiming a beneficial ownership interest in the Securities under or through the Depositary or any such participant, or any other Person which is not shown on the Security Register as being a Holder, with respect to (1) the Securities; (2) the accuracy of any records maintained by the Depositary or any such participant; (3) the payment by the Depositary or any such participant of any amount in respect of the principal of or premium or interest on the Securities; (4) any notice which is permitted or required to be given to Holders of Securities under this Indenture; (5) the selection by the Depositary or any such participant of any Person to receive payment in the event of a partial redemption of the Securities; or (6) any consent given or other action taken by the Depositary as Holder of Securities.

SECTION 306.  MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES.

      If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

      If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

      In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

      Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

      Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

      The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 307.  PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

      The Company hereby appoints the Trustee as Paying Agent and the Trustee hereby accepts such appointment.

      Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

      Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

            (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

            (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

      Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 308.  PERSONS DEEMED OWNERS.

      Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 309.  CANCELLATION.

      All Securities surrendered for payment, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of as directed by a Company Order; provided, however, that the Trustee may not be required to destroy such cancelled Securities.

SECTION 310.  COMPUTATION OF INTEREST.

      Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months, PROVIDED, HOWEVER, that Additional Interest on Rule 144A Securities shall be computed on the basis of a 365-day year and the number of days actually elapsed.

SECTION 311.  CUSIP NUMBERS.

      The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee may use "CUSIP" numbers in notices as a convenience to Holders; PROVIDED that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice and that reliance may be placed only on the other identification numbers printed on the Securities, and any such notice shall not be affected by any defect in or omission of such numbers.

                                 ARTICLE FOUR

                          Satisfaction and Discharge

SECTION 401.  SATISFACTION AND DISCHARGE OF INDENTURE.

      This Indenture shall upon Company request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, upon Company request and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

            (1) either

                  (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                  (B) all such Securities not theretofore delivered to the Trustee for cancellation

                        (i) have become due and payable, or

                        (ii) will become due and payable at their Stated
            Maturity within one year,

      and the Company, in the case of (i) or (ii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity, as the case may be;

            (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

            (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture pursuant to this Article Four, the obligations of the Company to the Trustee under Section 607 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

SECTION 402.  APPLICATION OF TRUST MONEY.

      Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.

                                 ARTICLE FIVE

                                   Remedies

SECTION 501.  EVENTS OF DEFAULT.

      "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (1) default in the payment of the principal of (or premium, if any, on) any Security at its Maturity; or

            (2) default in the payment of any interest upon any Security when it becomes due and payable, and continuance of such default for a period of 30 days; or

            (3)   default in the performance, or breach, of Section 801; or

            (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in the performance of which or the breach of which is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

            (5) the occurrence of any event under the terms of any bond(s), debenture(s), note(s) or other evidence(s) of Debt by the Company or any Subsidiary of the Company or under any mortgage(s), indenture(s) or instrument(s) under which there may be issued or by which there may be secured or evidenced any Debt of such type by the Company or any such Subsidiary with a principal amount then outstanding, individually or in the aggregate, in excess of $50 million, whether such Debt now exists or shall hereafter be created, which (i) shall constitute a failure to pay any portion of the principal of such Debt when due and payable or any portion of interest on such Debt when due and payable after the expiration of any applicable grace period with respect thereto or (ii) shall have resulted in, or (with the giving of any notice or the lapse of time or both) would permit the holder or holders of such Debt (or a trustee or agent on behalf of such holder or holders) to cause, such Debt becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable; or

            (6) a final judgment or final judgments for the payment of money are entered against the Company or any Subsidiary of the Company in an aggregate amount in excess of $50 million by a court or courts of competent jurisdiction, which judgments remain undischarged or unbonded for a period (during which execution shall not be effectively stayed) of 60 days after the right to appeal all such judgments has expired; or

            (7) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or any Subsidiary of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company or any such Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any such Subsidiary under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any such Subsidiary or of any substantial part of the property of the Company or any such Subsidiary, or ordering the winding up or liquidation of the affairs of the Company or any such Subsidiary, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

            (8) the commencement by the Company or any Subsidiary of the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company or any such Subsidiary to the entry of a decree or order for relief in respect of the Company or any Subsidiary of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company or any Subsidiary of the Company, or the filing by the Company or any such Subsidiary of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by the Company or any such Subsidiary to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or any Subsidiary of the Company or of any substantial part of the property of the Company or any Subsidiary of the Company, or the making by the Company or any Subsidiary of the Company of an assignment for the benefit of creditors, or the admission by the Company or any such Subsidiary in writing of its inability pay its debts generally as they become due, or the taking of corporate action by the Company or any such Subsidiary in furtherance of any such action.

SECTION 502.  ACCELERATION OF MATURITY: RESCISSION AND ANNULMENT.

      If an Event of Default (other than an Event of Default specified in Section 501(7) or (8)) occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the principal of all the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal and any accrued interest shall become immediately due and payable. If an Event of Default specified in Section 501(7) or (8) occurs, the principal of and any accrued interest on the Securities then Outstanding shall IPSO FACTO become immediately due and payable without any declaration or other Act on the part of the Trustee or any Holder.

      At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

            (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                  (A) all overdue interest on all Securities,

                  (B) the principal of (and premium, if any, on) any Securities which have become due otherwise than by declaration of acceleration and, to the extent that payment of such interest is lawful, interest thereon at the rate provided by the Securities,

                  (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate provided by the Securities, and

                  (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

      and

            (2) all Events of Default, other than the non-payment of the principal of Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 503.  COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.

      The Company covenants that if

            (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

            (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate provided by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

      If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

      If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 504.  TRUSTEE MAY FILE PROOFS OF CLAIM.

      In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 607.

      No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 505.  TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES.

      All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 506.  APPLICATION OF MONEY COLLECTED.

      Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

            FIRST: To the payment of all amounts due the Trustee under Section 607; and

            SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively.

SECTION 507.  LIMITATION ON SUITS.

      No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

            (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

            (2) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

            (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

            (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

            (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

SECTION 508. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND
             INTEREST.

      Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest on such Security on the respective Stated Maturities expressed in such Security and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 509.  RESTORATION OF RIGHTS AND REMEDIES.

      If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 510.  RIGHTS AND REMEDIES CUMULATIVE.

      Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511.  DELAY OR OMISSION NOT WAIVER.

      No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 512.  CONTROL BY HOLDERS.

      The Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, PROVIDED that

            (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

            (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 513.  WAIVER OF PAST DEFAULTS.

      The Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default

            (1) in the payment of the principal of (or premium, if any) or interest on any Security, or

            (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 514.  UNDERTAKING FOR COSTS.

      In any suit by a Security Holder for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; PROVIDED, that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company or the Trustee.

SECTION 515.  WAIVER OF STAY OR EXTENSION LAWS.

      The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE SIX

                                  The Trustee

SECTION 601.  CERTAIN DUTIES AND RESPONSIBILITIES.

            (a)   Except during the continuance of an Event of Default,

                  (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture.

            (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

            (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                  (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

                  (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 602.  NOTICE OF DEFAULTS.

      The Trustee shall give the Holders notice of any default hereunder as and to the extent provided by the Trust Indenture Act; PROVIDED, HOWEVER, that in the case of any default of the character specified in Section 501(4), no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

SECTION 603.  CERTAIN RIGHTS OF TRUSTEE.

      Subject to the provisions of Section 601:

            (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be evidenced by a Board Resolution;

            (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

            (d) the Trustee may consult with counsel of its selection and the written advice of such counsel or any Opinion of Counsel shall full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

            (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

            (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

            (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

            (h) any expenses and compensation for any services rendered by the Trustee after the occurrence of an Event of Default specified in Section 501(7) or 501(8) shall, to the extent permitted by law, constitute expenses and compensation for services of administration under all applicable federal or state bankruptcy, insolvency, reorganization or other similar laws.

      The provisions of this Section shall survive the termination of this Indenture.

SECTION 604.  NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.

      The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 605.  MAY HOLD SECURITIES.

      The Trustee, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

SECTION 606.  MONEY HELD IN TRUST.

      Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

SECTION 607.  COMPENSATION AND REIMBURSEMENT.

      The Company agrees

            (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

            (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

            (3) to indemnify the Trustee for, and to hold it harmless against, any and all loss, liability, damage, claim or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

      As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for payment of principal of (and premium, if any) or interest on Securities.

SECTION 608.  DISQUALIFICATION; CONFLICTING INTERESTS.

      If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

SECTION 609.  CORPORATE TRUSTEE REQUIRED: ELIGIBILITY.

      There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000 and its Corporate Trust Office in the City of New York, New York. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 610.  RESIGNATION AND REMOVAL:  APPOINTMENT OF SUCCESSOR.

            (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 611.

            (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

            (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

            (d)   If at any time:

            (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

            (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

            (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

            (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

            (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders in the manner provided in

Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

SECTION 611.  ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

      Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

      No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 612.  MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

      Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 613.  PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

      If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

                                 ARTICLE SEVEN

               Holders' Lists and Reports by Trustee and Company

SECTION 701.  COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS.

      The Company will furnish or cause to be furnished to the Trustee

            (a) semi-annually, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date; and

            (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

EXCLUDING from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

SECTION 702.  PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS.

            (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

            (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

            (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to the names and addresses of Holders made pursuant to the Trust Indenture Act.

SECTION 703.  REPORTS BY TRUSTEE.

            (a) Within 60 days after April 15 of each year commencing with the first April 15 following the first issuance of Securities hereunder, if required by Section 313(a) of the Trust Indenture Act, the Trustee shall transmit pursuant to Section 313(c) of the Trust Indenture Act, a brief report dated as of such April 15 with respect to any of the events specified in said Section 313(a) which may have occurred since the later of the immediately preceding April 15 and the date of this Indenture.

      The Trustee shall transmit the reports required by Section 313(b) of the Trust Indenture Act and Section 602 at the times specified therein.

      Reports pursuant to this Section shall be transmitted in the manner and to the persons required by Section 313(c) and 312(d) of the Trust Indenture Act.

            (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when the Securities are listed on any stock exchange.

SECTION 704.  REPORTS BY COMPANY.

      The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

SECTION 705.  OFFICERS' CERTIFICATE WITH RESPECT TO CHANGE IN INTEREST RATES.

      Within five days after any Step-Up, a Second Step-Up or Step-Down Date, the Company shall deliver an Officers' Certificate to the Trustee stating the new interest rate and the date on which it became effective.

                                 ARTICLE EIGHT

             Consolidation, Merger, Conveyance, Transfer or Lease

SECTION 801.  COMPANY MAY CONSOLIDATE, ETC. ONLY ON CERTAIN TERMS.

      The Company (a) shall not consolidate with or merge into any other Person;
(b) shall not permit any other Person to consolidate with or merge into the Company or any Subsidiary of the Company (in a transaction in which such Subsidiary remains a Subsidiary of the Company); (c) shall not, directly or indirectly, transfer, convey, sell, lease or otherwise dispose of all or substantially all of its consolidated properties and assets as an entirety; and
(d) shall not, and shall not permit any

Subsidiary of the Company to, (i) acquire Capital Stock or other ownership interests of any other Person such that such Person becomes a Subsidiary of the Company or (ii) directly or indirectly, purchase, lease or otherwise acquire all or substantially all of the property and assets of any Person as an entirety or any existing business (whether existing as a separate entity, subsidiary, division, unit or otherwise) of any Person, UNLESS, in any such transaction:

            (1) immediately before and after giving effect to such transaction no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing;

            (2) in case the Company shall consolidate with or merge into another Person or shall directly or indirectly transfer, convey, sell, lease or otherwise dispose of all or substantially all of its properties and assets as an entirety, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by transfer, conveyance, sale, lease or other disposition all or substantially all of the properties and assets of the Company as entirety (for purposes of this Article Eight, a "Successor Company") shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume by an indenture supplemental hereto executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed; and

            (3) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer, lease or acquisition and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, complies with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 802.  SUCCESSOR SUBSTITUTED.

      Upon any consolidation of the Company with, or merger of the Company into, any other Person or any transfer, conveyance, sale, lease or other disposition of all or substantially all of the properties and assets of the Company as an entirety in accordance with Section 801, the Successor Company shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                 ARTICLE NINE

                            Supplemental Indentures

SECTION 901.  SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

      Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

            (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

            (2) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company; or

            (3) to comply with any requirements of the Commission in order to effect and maintain the qualification of this Indenture under the Trust Indenture Act; or

            (4) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, PROVIDED such action pursuant to this Clause (4) shall not adversely affect the interests of the Holders in any material respect.

SECTION 902.  SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

      With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; PROVIDED, HOWEVER, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

            (1) change the Stated Maturity of the principal of, or any instalment of interest on, any Security, or reduce the amount thereof or the rate of interest thereon or any premium payable thereon, or change the place of payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof; or

            (2) reduce the percentage in principal amount of Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of Indenture or certain defaults hereunder and their consequences) provided for in this Indenture; or

            (3) modify any of the provisions of this Section, Section 513 or
      Section 1019, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

      It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 903.  EXECUTION OF SUPPLEMENTAL INDENTURES.

      In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 904.  EFFECT OF SUPPLEMENTAL INDENTURES.

      Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 905.  CONFORMITY WITH TRUST INDENTURE ACT.

      Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

SECTION 906.  REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES.

      Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

                                  ARTICLE TEN

                                   Covenants

SECTION 1001.  PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST.

      The Company will duly and punctually pay the principal of (and premium, if any) and interest on the Securities in accordance with the terms of the Securities and this Indenture.

SECTION 1002.  MAINTENANCE OF OFFICE OR AGENCY.

      The Company will maintain in the Borough of Manhattan, The City of New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

      The Company may also from time to time designate one or more other offices or agencies (in or outside the Borough of Manhattan, The City of New York) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; PROVIDED, HOWEVER, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 1003.  MONEY FOR SECURITY PAYMENTS TO BE HELD IN TRUST.

      If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

      Whenever the Company shall have one or more Paying Agents, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

      The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

            (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

            (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal (and premium, if any) or interest; and

            (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

      The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

      Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; PROVIDED, HOWEVER, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 1004.  EXISTENCE.

      Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; PROVIDED, HOWEVER, that the Company shall not be required to preserve any such right or franchise if the Board of Directors in good faith shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

SECTION 1005.  MAINTENANCE OF PROPERTIES.

      The Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary of the Company to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; PROVIDED, HOWEVER, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, as determined by the Board of Directors in good faith, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

SECTION 1006.  PAYMENT OF TAXES AND OTHER CLAIMS.

      The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any of its Subsidiaries or upon the income, profits or property of the Company or any of its Subsidiaries, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any of its Subsidiaries; PROVIDED,

HOWEVER, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

SECTION 1007.  MAINTENANCE OF INSURANCE.

      The Company shall, and shall cause its Subsidiaries to, keep at all times all of their properties which are of an insurable nature insured against loss or damage with insurers believed by the Company to be responsible to the extent that property of similar character is usually so insured by corporations similarly situated and owning like properties in accordance with good business practice. The Company shall, and shall cause its Subsidiaries to, use the proceeds from any such insurance policy to repair, replace or otherwise restore the property to which such proceeds relate, unless in the good faith judgment of the Company such use is not in the best interests of the Company or would be disadvantageous to the holders of the Securities.

SECTIONS 1008 THROUGH 1016. [Reserved]

SECTION 1017.  PROVISION OF FINANCIAL INFORMATION.

      Whether or not the Company is subject to Section 13(a) or 15(d) of the Exchange Act, or any successor provision thereto, the Company shall prepare the annual reports, quarterly reports and other documents which the Company would have been required to file with the Commission pursuant to such Section 13(a) or 15(d) or any successor provision thereto if the Company were so required, and, unless such filing is not permitted under the Exchange Act, file such reports and other documents with the Commission on or prior to the respective dates (the "Required Filing Dates") by which the Company would have been required so to file such documents if the Company were so required. The Company shall also in any event (a) within 15 days of each Required Filing Date (i) transmit by mail to all Holders, as their names and addresses appear in the Security Register, without cost to such Holders, and (ii) file with the Trustee copies of such annual reports, quarterly reports and other documents and (b) if filing such documents by the Company with the Commission is not permitted under the Exchange Act, promptly upon written request supply copies of such documents to any prospective Holder or prospective purchaser of Securities.

SECTION 1018.  STATEMENT BY OFFICERS AS TO DEFAULT: COMPLIANCE CERTIFICATES.

            (a) The Company will deliver to the Trustee, within 90 days after the end of each fiscal year of the Company ending after the date hereof an Officers' Certificate of the principal executive, financial or accounting officer of the Company, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of Section 801 or Sections 1004 to 1017, inclusive, and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

            (b) The Company shall deliver to the Trustee, as soon as possible and in any event within 10 days after the Company becomes aware or should reasonably become aware of the occurrence of an Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officers' Certificate setting forth the details of such Event of Default or default, and the action which the Company proposes to take with respect thereto.

            (c) The Company shall deliver to the Trustee within 90 days after the end of each fiscal year a written statement by the Company's independent public accountants stating (A) that their audit examination has included a review of the terms of this Indenture and the Securities as they relate to accounting matters, and (B) whether, in connection with their audit examination, any event which, with notice or the lapse of time or both, would constitute an Event of Default has come to their attention and, if such a default has come to their attention, specifying the nature and period of the existence thereof.

SECTION 1019.  WAIVER OF CERTAIN COVENANTS.

      The Company may omit in any particular instance to comply with any covenant or condition set forth in Section 801 or Sections 1004 to 1017, if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

SECTION 1020.  EXCHANGE AND REGISTRATION RIGHTS.

      The Company agrees that each Holder of Rule 144A Securities shall have, to the extent set forth therein, the rights provided in the Exchange and Registration Rights. Notwithstanding any other provision of this Indenture, each such Holder of Rule 144A Securities shall have the right to enforce such Exchange and Registration Rights as if such Holder and the Company each had executed and delivered such Exchange and Registration Rights.

                                ARTICLE ELEVEN

                      Defeasance and Covenant Defeasance

SECTION 1101.  COMPANY'S OPTION TO EFFECT DEFEASANCE OR COVENANT DEFEASANCE.

      The Company may at its option by Board Resolution, at any time, elect to have either Section 1102 or Section 1103 applied to the Outstanding Securities upon compliance with the conditions set forth below in this Article Eleven.

SECTION 1102.  DEFEASANCE AND DISCHARGE.

      Upon the Company's exercise of the option provided in Section 1101 applicable to this Section, the Company shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities on the date the conditions set forth below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of such Securities to receive, solely from the trust fund described in Section 1104 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest on such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 304, 305, 306, 1002 and 1003, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (D) this Article Eleven. Subject to compliance with this Article Eleven, the Company may exercise its option under this Section 1102 notwithstanding the prior exercise of its option under Section 1103.

SECTION 1103.  COVENANT DEFEASANCE.

      Upon the Company's exercise of the option provided in Section 1101 applicable to this Section, (i) the Company shall be released from its obligations under Sections 1005 through 1007, inclusive, and (ii) the occurrence of an event specified in Sections 501(3) (with respect to Clause (1) of Section
801), 501(4) (with respect to any of Sections 1005 through 1007, inclusive), 501(5), and 501(6) shall not be deemed to be an Event of Default on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"). For this purpose, such covenant defeasance means that the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or Clause, whether directly or indirectly by reason of any reference elsewhere herein to any such Section or Clause or by reason of any reference in any such Section or Clause to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

SECTION 1104.  CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE.

      The following shall be the conditions to application of either Section 1102 or Section 1103 to the then Outstanding Securities:

            (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 609 who shall agree to comply with provisions of this Article Eleven applicable to it) as trust funds in trust for the purpose of making the following payments, pledged as security for, and dedicated solely to, the benefit of Holders of such Securities, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by Trustee (or other qualifying trustee) to pay and discharge, the principal of, premium, if any, and each instalment of interest on the Securities on the Stated Maturity of such principal or instalment of interest in accordance with the terms of this Indenture and of such Securities. For this purpose, "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of Securities Act) as custodian with respect to any such Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, PROVIDED that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

            (2) In the case of an election under Section 1102, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities will not recognize gain or loss for Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred.

            (3) In the case of an election under Section 1103, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities will not recognize gain or loss for Federal income tax purposes as a result of such deposit and covenant defeasance and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit and covenant defeasance had not occurred.

            (4) The Company shall have delivered to the Trustee an Officer's Certificate to the effect that the Securities, if then listed on any securities exchange, will not be delisted as a result of such deposit.

            (5) Such defeasance or covenant defeasance shall not cause the Trustee to have a conflicting interest as defined in Section 608 and for purposes of the Trust Indenture Act with respect to any securities of the Company.

            (6) No Event of Default or event which with notice or lapse of time or both would become an Event of Default shall have occurred and be continuing on the date of such deposit or, insofar as subsections 501(7) and (8) are concerned, at any time during the period ending the 121st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

            (7) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

            (8) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 1102 or the covenant defeasance under Section 1103 (as the case may be) have been complied with.

            (9) Such defeasance or covenant defeasance shall not result in the trust arising from such deposit constituting an investment company as defined in the Investment Company Act of 1940, as amended, or such trust shall be qualified under such act or exempt from regulation thereunder.

SECTION 1105. DEPOSITED MONEY AND U.S. GOVERNMENT OBLIGATIONS TO BE HELD IN
              TRUST; OTHER MISCELLANEOUS PROVISIONS.

      Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee--collectively, for purposes of this Section 1105, the "Trustee") pursuant to Section 1104 in respect of the Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

      The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1104 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities.

      Anything in this Article Eleven to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in
Section 1104 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.

SECTION 1106.  REINSTATEMENT.

      If the Trustee or the Paying Agent is unable to apply any money in accordance with Section 1102 or 1103 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Article Eleven until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 1102 or 1103; PROVIDED, HOWEVER, that if the Company makes any payment of principal of (and premium, if any) or interest on any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or the Paying Agent.

                                ARTICLE TWELVE

                 Substitution and Assumption of Obligations by
                                 BNKU Holdings

      Pursuant to the Second Supplemental Indenture, BNKU Holdings, in accordance with Section 801 of the Indenture, assumed the due and punctual payment of the principal (and premium, if any) and interest on the Securities and the performance of every covenant of the Indenture on the part of the Company to be performed or observed. However, notwithstanding Section 802 of the Indenture, which provides that the Company shall be relieved of all obligations and covenants under the Indenture and the Securities upon a transfer of all or substantially all of its properties and assets as an entirety, the Company shall continue to perform and observe every covenant of the Indenture and shall remain obligated as a co-obligor with BNKU Holdings on the Securities; provided, however, that the Company shall, upon BNKU Holdings' request, pay the principal (and premium, if any) and interest on, and indemnify BNKU Holdings against any loss that BNKU Holdings may sustain with respect to, the Securities.

                               ARTICLE THIRTEEN

                 Effectiveness of Third Supplemental Indenture

      This Third Supplemental Indenture has been executed as of March 27, 1997. However, this Third Supplemental Indenture, and the amendment and restatement of the Indenture reflected herein, shall not become operative unless and until Securities representing a majority in principal amount of the Outstanding Securities on the close of business on March 25, 1997, the record date fixed by the Company for determining the Holders entitled to give their consent to the Proposed Amendments, are accepted for payment by the Company pursuant to the Offer, at which time the amendment and restatement of the Indenture set forth herein shall become operative for all purposes.

                               -----------------

      This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                          BANK UNITED CORP.

                                          By:   /S/ ANTHONY J. NOCELLA
                                                Anthony J. Nocella
                                                Executive Vice President and
                                                   Chief Financial Officer
Attest:

      /S/ RUSSELL MCCANN

                                          BNKU HOLDINGS, INC.

                                          By:   /S/ ANTHONY J. NOCELLA
                                                Anthony J. Nocella
                                                Vice President and Chief
                                                   Financial Officer
Attest:

      /S/ RUSSELL MCCANN

                                          THE BANK OF NEW YORK

                                          By:         /S/ REMO J. REALE
                                                 Name:     REMO J. REALE
                                                 Assistant Vice President
Attest:

      /S/ MARY LA GUMINA

STATE OF TEXAS                )
COUNTY OF HARRIS              )     ss.:

      On the 27th day of March, 1997, before me personally came Anthony J. Nocella, to me known, who, being by me duly sworn, did depose and say that he is Executive Vice President and Chief Financial Officer of BANK UNITED CORP., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

                                                /S/ DARLENE TREGRE
                                                Notary Public, State of Texas
                                                My Commission Expires
                                                September 21, 1997


STATE OF TEXAS                )
COUNTY OF HARRIS              )     ss.:

      On the 27th day of March, 1997, before me personally came Anthony J. Nocella, to me known, who, being by me duly sworn, did depose and say that he is Vice President and Chief Financial Officer of BNKU Holdings, Inc. one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.


                                                /S/ DARLENE TREGRE
                                                Notary Public, State of Texas
                                                My Commission Expires
                                                September 21, 1997

STATE OF NEW YORK             )
COUNTY OF NEW YORK            )     ss.:

      On the 27th day of March, 1997, before me personally came Remo J. Reale, to me known, who, being by me duly sworn, did depose and say that he is Assistant Vice President of THE BANK OF NEW YORK, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

                                          /S/ WILLIAM J. CASSELS
                                          Notary Public, State of New York
                                          No. 01CA5027729
                                          Qualified in Bronx County
                                          Certificate filed in New York County
                                          Commission Expires May 16, 1998

                                    -60-